UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

JOFF FINTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40005	85-2863893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 370-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	JOFFU	The Nasdaq Stock Market LLC

Class A Common Stock, par value &0.0001 per share	JOFF	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.5 per share	JOFFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2022, upon the stockholders’ approval of the Trust Amendment Proposal (as defined below), JOFF Fintech Acquisition Corp. (the “Company”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), (i) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (as defined below) and (ii) to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company, from the interest earned on the funds held in the Trust Account and not previously released to the Company, sixty percent (60%) of the cash tax savings (such 60% share, the “Shared Cash Savings Amount”), which funds shall be used by the Company to pay its costs of liquidation and wind-up (which exceed the $100,000 of liquidation expenses which the Company is entitled under the current Trust Agreement to withdraw from the Trust Account) and to repay and/or settle all or part of its unpaid liabilities.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company has (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated redemption (the “Redemption”) of 100% of the shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), included as part of the units sold in the IPO, whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”) in connection with the Company’s implementation of the Charter Amendment and Trust Amendment; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each consisting of one Public Share and one-third of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective after the closing of trading on December 14, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will be suspended from trading on Nasdaq on December 14, 2022.

The Company expects that Nasdaq will file Form 25 with the SEC on or around December 14, 2022. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2022, stockholders of the Company approved an amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to, among other things: (i) amend the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from February 9, 2023 (the “Original Termination Date”) to the later of (x) December 14, 2022 or (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”) and (ii) implement the Trust Amendment. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 14, 2022.

A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s special meeting of stockholders held on December 14, 2022 (the “Special Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”); (b) a proposal to approve the Trust Amendment to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date and to permit the Company to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount (the “Trust Amendment Proposal”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Charter Amendment Proposal

Votes For	Votes Against	Abstentions
38,789,144	421,974	0

Accordingly, the Charter Amendment Proposal was approved.

2.	Trust Amendment Proposal

Votes For	Votes Against	Abstentions
38,786,044	425,074	0

Accordingly, the Trust Amendment Proposal was approved.

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the Special Meeting.

Item 8.01 Other Events.

In connection with the Company’s implementation of the Charter Amendment, the Trust Amendment, and the Redemption, the Public Shares will be redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of the withdrawal of interest to (i) pay taxes (including franchise taxes), (ii) the Shared Cash Savings Amount and (iii) up to $100,000 of such net interest to pay dissolution expenses) (the “Redemption Amount”), by (B) the total number of then outstanding Public Shares. The Redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any). There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

As of the close of business on December 14, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the Redemption Amount.

In connection with the foregoing matters described in this Current Report on Form 8-K, on December 14, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement, dated as of December 14, 2022
99.1	Press Release dated December 14, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOFF FINTECH ACQUISITION CORP.

	By:	/s/ Joel Leonoff
		Name:	Joel Leonoff
		Title:	Chief Executive Officer

Dated: December 14, 2022

3